INVESTMENT INCOME (Tables)	12 Months Ended
Dec. 31, 2017
INVESTMENT INCOME
Schedule of investment income

	Year ended December 31,
	2015	2016	2017
	Thousand USD	Thousand USD	Thousand USD
Interest income	144	83	186
Interest income from amounts due from related parties	56	242	259
Share of profit of associates	149	173	—
Disposal of associates(Note a)	—	—	7,446

	349	498	7,891

(a)

In March 2017, Sky Solar Japan KK entered into a share transfer agreement with Orix Holdings to sell the share interest in OKY Solar 1 K.K and OKY Solar Omut K.K at the consideration of JPY1,068 million (US$9.18 million), which was closed on March 29, 2017 with all consideration paid in cash. The company recorded a gain on disposal of subsidiaries of JPY 837 million (USD 7.4 million).